SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 30, 2003

(Date of Earliest Event Reported)

Saul Centers, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12254	52-1833074
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7501 Wisconsin Avenue, Suite 1500, Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On October 30, 2003, Saul Centers, Inc. (the “Company”) entered into an underwriting agreement with Friedman, Billings, Ramsey & Co., Inc. (“FBR”), Ferris, Baker Watts, Incorporated (“FBW”) and the several underwriters listed on Schedule I thereto, for whom FBR and FBW are acting as representatives (together, the “Underwriters”), a copy of which is included as Exhibit 1.1 to this Report and incorporated herein by reference. Pursuant to the underwriting agreement, the Underwriters agreed to purchase up to 4,000,000 depositary shares (the “Depositary Shares”), each representing  1/100th of a share of 8% Series A Cumulative Redeemable Preferred Stock, $.01 par value per share (the “Series A Preferred Stock” and, together with the Depositary Shares, the “Securities”), of the Company at a price of $25.00 per share, less underwriting discounts and commissions of $0.7875 per share.

Item 7.    Financial Statements, Pro Forma Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

The exhibits listed in the following index relate to the offering described in Item 5 above pursuant to a prospectus supplement dated October 31, 2003 to the prospectus dated September 30, 2003, which forms a part of the Company’s Registration Statement on Form S-3 (No. 333-107083) and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 30, 2003, by and among the Company, Friedman, Billings, Ramsey & Co., Inc., Ferris, Baker Watts, Incorporated and the several underwriters listed on Schedule I thereto (filed herewith)

4.1	Articles Supplementary to First Amended and Restated Articles of Incorporation of the Company, dated October 30, 2003 (filed as Exhibit 2 to the Company’s Current Report on Form 8-A dated October 31, 2003, and incorporated herein by reference)

5.1	Opinion of Shaw Pittman LLP as to the legality of the Securities (filed herewith)

8.1	Opinion of Shaw Pittman LLP as to certain tax matters (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saul Centers, Inc.

Dated: October 31, 2003	By:	/s/ SCOTT V. SCHNEIDER
Name: Scott V. Schneider
Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 30, 2003, by and among the Company, Friedman, Billings, Ramsey & Co., Inc., Ferris, Baker Watts, Incorporated and the several underwriters listed on Schedule I thereto (filed herewith)

4.1	Articles Supplementary to First Amended and Restated Articles of Incorporation of the Company, dated October 30, 2003 (filed as Exhibit 2 to the Company’s Current Report on Form 8-A dated October 31, 2003, and incorporated herein by reference)

5.1	Opinion of Shaw Pittman LLP as to the legality of the Securities (filed herewith)

8.1	Opinion of Shaw Pittman LLP as to certain tax matters (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)